May 16, 2003

Hilliard Lyons Growth Fund, Inc.

Dear Shareholders:

The uncertainty of war and the diplomatic divide within the United Nations pressured equity markets in the first quarter. The S&P 500 fell 3.13% while the Dow Jones Industrial Average retreated 3.62%. The Fund trailed the indices during the quarter with a 6.37% decline. The Fund's performance was influenced by its large investments in insurance companies, which performed poorly do to the heightened threat of terrorism.

The reality of war and prospects for terrorist attack put significant strain on our economy in the first quarter. Budget deficits widened, gasoline prices soared, and the economy lost tens of thousands of reservist who were called up for military duty. While the swift verdict in Iraq has eased the geopolitical tensions, macro economic indicators remain weak.

Many businesses battle sluggish demand, overcapacity and limited pricing power. These forces haunt the airline industry. Many of the major domestic airlines continue to announce cuts in domestic and international flights in order to slow the gushing of red ink over the last two years. The nine major airlines lost a combined $19.4 billion in 2001 and 2002, while watching their cash balances fall to $13.0 billion. The nation's largest airline company, AMR, has hinted that bankruptcy is imminent if union concessions do not work.

The Pension Benefit Guaranty Corp, a government safety net that assumes control over pension plans when companies file for bankruptcy, estimates the major airline companies' pension plans are under funded by $19 billion. The bankruptcies of U.S. Air and UAL will further pressure PBGC's abilities to meet obligations in light of its 2002 deficit of $3.6 billion. Although PBGC is solvent (and it will weather this storm) it does not need added stress to its system. The airline industry is accustomed to arthritic conditions (as witnessed by the bankruptcies of six companies in the aftermath of 1991's Desert Storm, including PAN AM and Eastern), while others are not. Steel, aluminum and auto companies are also choking from high inventories, low demand and poor pricing power, which further jeopardizes vital industries important to the American psyche.

History is in vogue as everyone looks for clues to the market's direction in the months ahead. Stocks surged after the war started in 1991, leading to the longest bull market in history. In many respects, the current economic condition is similar to that seen 12 years ago. In 1991, the underlying economic currents, which included strains from a banking and real estate crisis, rising unemployment and anemic economic activity, offset the stimulus of war. Like 12 years ago, our economy is recovering from financial excesses, facing higher unemployment, and suffering from anemic economic activity.

The economy today, although fundamentally sound, is vulnerable to a shock like the energy crisis of the 1970s or a 9-11 type terrorist attack. During the two-year period following the 1991 Gulf War, the Federal Reserve lowered interest rates from 6.75% to 3.0% through a series of twelve rate cuts. The current Fed Funds rate of 1.25% provides little room for the Fed to maneuver against potential shocks. Federal, state and local budgets, already stretched by declining receipts despite cuts in service, are buckling from the overwhelming costs of fighting terrorism. President Bush's tax stimulus package may be partly offset by state tax increases.

Despite all of the uncertainties, corporations continue to operate more efficiently as seen by the 15.0% year over year jump in 1st quarter earnings for S & P 500 companies. Executives are decidedly cautious about the near term and will continue to aggressively align their businesses to current conditions by cutting costs. We believe in American business and expect long term, patient investors to be rewarded in the eventual economic recovery. After three years of negative returns for major stock indices, history suggests the end of this bear market may be near.

Sincerely,


/s/ Shawn J. Ridley
Shawn J. Ridley
Portfolio Manager

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                March 31, 2003

            COMMON STOCKS -- 99.0%
            ------------------------------------------------------

                                                          Market
             Shares   Company                             Value
            -------------------------------------------------------
                      CAPITAL GOODS -- 3.9%
                      ---------------------------------------------
            40,000... Dover Corp.                       $   968,800
            20,000... General Electric Co.                  510,000

                                                        -----------
                                                          1,478,800
                      CONSUMER DURABLE -- 19.9%
                      ---------------------------------------------
             55,000.  Harley-Davidson Inc..............   2,184,050
             52,000.  Home Depot Inc...................   1,266,720
             35,000.  Omnicom Group....................   1,895,950
             27,000.  Pepsico Inc......................   1,080,000
            29,000**  Viacom Inc.......................   1,059,080

                                                        -----------
                                                          7,485,800

                      FINANCIAL -- 30.9%
                      ---------------------------------------------
            50,000    American International Group Inc.   2,472,500
                30**  Berkshire Hathaway Inc...........   1,902,000
            40,000    Cincinnati Financial Corp........   1,402,800
             35,000.  Federal Home Loan Mortgage Corp..   1,858,500
             95,000.  Synovus Financial Corp...........   1,699,550
             40,000.  SEI Investments Co. .............   1,048,000
             33,000.  Morgan Stanley Dean Witter & Co..   1,265,550

                                                        -----------
                                                         11,648,900

                      HEALTH CARE -- 22.0%
                      ---------------------------------------------
            12,000    Abbott Laboratories..............     451,320
            27,000    Allergan Inc.....................   1,841,670
            27,000    Cardinal Health Inc..............   1,538,190
            50,000    Johnson & Johnson................   2,893,500
             5,000    Pfizer Inc.......................   1,558,000

                                                        -----------
                                                          8,282,680

                      RETAIL & SERVICES -- 8.2%
                      ---------------------------------------------
            45,000    CVS Corp.........................     596,250
            23,000    Gannett Inc......................   1,619,890
            30,000    Walgreen Co......................     884,400

                                                        -----------
                                                          3,100,540

                                                           Market
               Shares    Company                           Value
              ------------------------------------------------------
                         TECHNOLOGY -- 14.1%
                         -------------------------------------------
              100,000**  Applied Materials Inc.......... $ 1,258,000
               30,000    Automatic Data Processing Inc..   1,724,240
               90,000    Nokia Corp.....................   1,260,900
               50,000**  Waters Corp....................   1,058,000

                                                         -----------
                                                           5,301,140

              Total Common Stocks (Cost --  $27,837,812)  37,297,860

                                                         -----------

           OTHER ASSETS LESS LIABILITIES --  1.0%             392,286
                                                          -----------
           TOTAL NET ASSETS                               $37,690,146
                                                          ===========
           Net assets
                      Investor A shares.................. $31,731,822
                      Investor B shares..................   5,958,324
                                                          -----------
                                                          $37,690,146
           Shares of capital stock
                      Investor A shares..................   1,410,754
                      Investor B shares..................     274,122
                                                          -----------
                                                            1,684,876
           Net asset value
                      Investor A shares -- redemption
                      price per share.................... $     22.49
                                                          -----------
                      Investor B shares -- offering price
                      per share*......................... $     21.74
                                                          -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
  *Redemption price of Investor B shares varies based on length of time shares are held.
 **Non-income producing security.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                             First Quarter Report
                                March 31, 2003
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------

                                   DIRECTORS

William A. Blodgett, Jr.
Stewart E. Conner
                    James R. Allen
                    John C. Owens

                                   OFFICERS

James R. Allen -- President
Joseph C. Curry, Jr. -- Vice President,   Treasurer
Dianna P. Wengler -- Asst. Secretary
Timothy Riordan -- Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                   AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia PA. 19103

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of share- holders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                             FIRST QUARTER REPORT
                                March 31, 2003